Exhibit 99.2
Q1 Fiscal Year 2012 Summary Alain Couder Chairman & CEO Jerry Turin CFO

This presentation, including the statements made by management, contain statements about management's future expectations, plans or prospects of Oclaro, Inc. and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations, and progress toward our targeted business model, including financial guidance for the fiscal quarter ending December 31, 2011 regarding revenue, non- GAAP gross margin and Adjusted EBITDA and goals for the June 2012 quarter, (ii) the potential sale of our Shenzhen assembly and test operations to a major contract manufacturer in Shenzhen and the expected proceeds to us from such transaction, and the entrance into a supply agreement in connection with such transaction, (iii) the impact to our operations and financial condition attributable to the flooding in Thailand, (iv) the impact of acquisitions on the combined entity's financial performance, including our transformation into a tier-one supplier, (v) sources for improvement of gross margin and operating expenses, including supply chain synergies, optimizing mix of product offerings, transition to higher margin product offerings, benefits of combined R&D and sales organizations and single public company costs, including statements regarding the expectation of further synergies, (vi) opportunities to grow in adjacent markets, (vii) our organizational restructuring with the formation of two new business units focused on photonic components and networks solutions and (viii) our position with respect to our product roadmap. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "will," "should," "outlook," "could," "target," and other words and terms of similar meaning in connection the any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) the impact to our operations and financial condition attributable to the flooding in Thailand, including the ability of our contract manufacturer to resume production within the time frame it has provided to us, (ii) our inability to reach final terms, enter into a definitive agreement or consummate the sale of our Shenzhen assembly and testing operations to a major contract manufacturer (and no guarantee can be provided that such transaction will occur, the supply agreement will result in the benefits that we expect or the transaction will result in us receiving $30 to $40 million of net cash proceeds during the first quarter of calendar year 2012 or of receiving additional potential consideration in the future, (iii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for our products, (v) our ability to maintain our gross margin, (iv) the effects of fluctuating product mix on our results, (vi) our ability to timely develop and commercialize new products, (vii) our ability to respond to evolving technologies and customer requirements, (viii) our dependence on a limited number of customers for a significant percentage of our revenues, (ix) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than we do, (x) the future performance of Oclaro, Inc. following the closing of acquisitions, (xi) the potential inability to realize the expected benefits and synergies of acquisitions, (xii) increased costs related to downsizing and compliance with regulatory compliance in connection with such downsizing, competition and pricing pressure, (xiii)the potential lack of availability of credit or opportunity for equity based financing, (xiv) the risks associated with our international operations, (xv)the outcome of tax audits or similar proceedings, (xvi) the outcome of pending litigation against the company, (xvii) our potential inability to reduce our cash and EBITDA breakeven points to target levels by the June 2012 quarter and (xviii) other factors described in Oclaro's most recent annual report on Form 10- K, most recent quarterly reports on Form 10-Q and other documents we periodically file with the SEC. The forward-looking statements included in this announcement represent Oclaro's view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro's views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this announcement. Forward Looking Statements

FY12 Q1 Results

Summary of Q1 FY 2012

Overview of September Quarter	- Revenues in line with guidance
	- Gross margin and Adjusted EBITDA at high end of range
	  – Cost reduction initiatives gaining traction
	- Shipped record $15 million of high power lasers
	  – Fab transfer from Tucson to Europe now complete

New Product Momentum	- Over $10 million in 40G DPSK transponders
	- Leading in Coherent modules and components
	  – $2.4 million in 40G coherent modules shipped in Q1 FY2012
	  – 40G/100G modulators and100G receivers shipping
	- Strong position in 10G tunable transponders, pluggables and lasers
	  – Volume shipments of TXFP to one of top 2 OEMs and top service provider
	  – First to market with zero-chirp TXFP, sampling to multiple customers
	- Two new high power 980nm pump lasers announced including 600mW dual-chip pump
	- Sampling high port count, 1x23 WSS

oclaro
© Oclaro 2011
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Resizing Oclaro with More Variable Cost Model

Goals by June 2012 Quarter	• Reduce Adjusted EBITDA breakeven to $110 million revenue threshold • Reduce cash flow breakeven slightly above $110 million threshold, depending on capex investments
Specific Actions	• Targeted reduction in force. Return R&D spend back toward 13% of revenue • Transfer back-end of high-power laser production from Zürich to Shenzhen • Initiate next step in long-term site consolidation strategy • Evaluate divestiture of non-core product lines • In final negotiations to outsource Shenzhen assembly and test operations to a major contract manufacturer for $30-$40 million net cash proceeds, plus potential additional consideration in the future. – Finalizing supply agreement with acquiring company • Signed new supply agreement with Fabrinet

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© Oclaro 2011
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Thailand Flooding Update





- **Fabrinet Pinehurst Facility**
  - Produced high-power lasers and Printed Circuit Boards (PCBA)
  - Expect HPL production to resume November 14

- **Fabrinet Chokchai Facility**
  - Remains flooded
  - Produced tunable dispersion compensation, amplifiers and modulators
  - Recovery of inventory and equipment in process
  - Plan to restart these products in Pinehurst facility

- **Primary objective to mitigate customer disruption**

© Oclaro 2011

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$ millions FQ1-11SEP-10 FQ2-11DEC-10 FQ3-11MAR-11 FQ4-11JUN-11 FQ1-12SEP-11 Telecom Components 1 $ 33.9 $ 35.8 $ 33.9 $ 31.1 $ 24.8 Transmission Modules 2 22.0 24.9 24.2 22.2 24.0 Amplification, Filtering & Optical Routing 3 51.7 47.4 44.2 41.2 40.0 Industrial & Consumer 4 13.7 12.3 13.4 14.6 17.1 Total Revenues 121.3 120.3 115.7 109.2 105.8 Gross Profit (non-GAAP) 35.1 36.1 28.8 25.0 24.3 Gross Margin % 29% 30% 25% 23% 23% R&D (non-GAAP) 13.4 15.3 16.9 18.5 17.3 SG&A (non-GAAP) 14.1 14.2 15.2 15.9 16.7 Non-GAAP Operating Income $ 7.7 $ 6.6 $ (3.3) $ (9.4) $ (9.6) Adjusted EBITDA $ 10.9 $ 10.1 $ 0.7 $ (4.7) $ (4.5) Financial Highlights (1) Telecom Components include lasers, modulators, laser pumps, receivers and integrated lasers and modulators. (2) Transmission Modules include 10G and 40G transponders and transceivers. (3) Amplification, Filtering & Optical Routing includes amplifiers, micro-optics, dispersion compensation, wavelength select switching (WSS) modules, and subsystems and ROADM line cards. (4) Industrial & Consumer includes high power lasers and VCSELs.

(CHART) Q1 FY2012 Financial Summary and Q2 Outlook (CHART) (CHART) Outlook FY Q2 2012 Outlook FY Q2 2012 Revenue $75M - $85M Gross Margin (Non-GAAP) 13%-17% Adj. EBITDA ($18M) - ($13M) (G) - Guidance Range as of November 9, 2011 $75M-$85M 13%-17% ($18M) - ($13M)

Summary September quarterly results as expected New product momentum is accelerating Telecom market short term uncertainty continues but the drivers are strong High powered laser business has recovered from the fab transfer We are actively re-scaling in response to current market dynamics and to establish a more variable cost model We are reinforcing our commitment to our core value propositions We are facing a short term, two-quarter challenge because of Thailand with the potential to emerge from the crisis stronger than before We expect to provide updates as appropriate should circumstances discussed today change during quarter

Trended Financial Slides

Income Statement (unaudited, in thousands, except per share amounts)

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

CONDENSED CONSOLIDATED BALANCE SHEETS